UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 31, 2017
Date of report (date of earliest event reported)

Surgery Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37576	47-3620923
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215
(Address of principal executive offices) (Zip Code)

(615) 234-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 31, 2017, the Compensation Committee of our Board of Directors approved a form of non-employee director restricted stock award agreement under the Company’s 2015 Omnibus Incentive Plan, such award to be used for future grants of restricted stock by the Company to the non-employee Directors of our Board of Directors.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Form of Director Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surgery Partners, Inc.

By:	/s/ MICHAEL T. DOYLE
Michael T. Doyle Chief Executive Officer
Date: April 3, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Director Restricted Stock Award Agreement